Fees Summary	Jul. 25, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 102,409,221
Previously Paid Amount	11,988.85
Total Fee Amount	15,678.8518
Total Offset Amount	3,690.00
Net Fee	$ 0